                                                                   EXHIBIT 99.13

DEBTOR:  THE DELTA QUEEN STEAMBOAT COMPANY          CASE NUMBER:  01-10970 (JCA)

                            MONTHLY OPERATING REPORT
                              AS OF AUGUST 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED


In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached August Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





 /s/ STEVE MOELLER
----------------------------------
Steve Moeller
Director, Accounting

DEBTOR:  THE DELTA QUEEN STEAMBOAT COMPANY          CASE NUMBER:  01-10970 (JCA)

                            MONTHLY OPERATING REPORT
                              AS OF AUGUST 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED



                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to August Monthly Operating Report

Summary                                 Summary Of Bank And        Attachment 1
The Delta Queen Steamboat Co.           Investment Accounts
                                   The Delta Queen Steamboat Co.      UNAUDITED
                                      Case No: 01-10970 (JCA)
                                     For Month Of August, 2002

                                                         Balances
                                             --------------------------------     Receipts &        Bank
                                                   Opening            Closing     Disbursements     Statements        Account
Account                                      As Of 8/01/02      As Of 8/31/02     Included          Included          Reconciled
-------                                      -------------      -------------     --------          --------          ----------
Delta Queen Controlled Disb                       2,550.22               0.00     Yes               Yes               Yes
Hibernia
Account # - 542027373

Delta Queen Master Cash                          95,667.64         619,066.63     Yes               Yes               Yes
Hibernia
Account # - 812-395-335

Delta Queen Payroll                              24,143.85          26,689.45     Yes               No - Not          Yes
Hibernia                                                                                            Concentration
Account # - 812-395-289                                                                             Account

The Delta Queen Steamboat Co.                         0.00               0.00     No -              No -              No -
LaSalle - Wealth Management                                                       Account           Account           Account
Account # - TNE-043290                                                            Closed            Closed            Closed

The Delta Queen Steamboat Co.                         0.00               0.00     No -              No -              No -
AmSouth                                                                           Account           Account           Account
Account # - 19356307                                                              Closed            Closed            Closed

Delta Queen                                           0.00               0.00     No -              No -              No -
LaSalle                                                                           Account           Account           Account
Account # - 5800155771                                                            Closed            Closed            Closed

DQ Credit Card                                        0.00               0.00     Yes               No - Not          Yes
Bank One                                                                                            Concentration
Account # - 552-0110062868                                                                          Account

DQ Master Cash                                        0.00               0.00     No -              No -              No -
Bank One                                                                          Account           Account           Account
Account # - 552-0110256700                                                        Closed            Closed            Closed

The Delta Queen Steamboat Co                     18,846.89          18,783.04     Yes               No - Not          Yes
Receipts                                                                                            Concentration
Hibernia                                                                                            Account
Account # - 882-390-047

The Delta Queen Steamboat Co                          0.00               0.00     No -              No -              No -
Receipts                                                                          Account           Account           Account
LaSalle                                                                           Closed            Closed            Closed
Account # - 5800155839

The Delta Queen Steamboat Co                         80.78              80.78     Yes               No - Not          Yes
Escrow Account                                                                                      Concentration
LaSalle                                                                                             Account
Account # - 62-8930-70-3

The Delta Queen Steamboat Co                    750,851.78         751,757.58     Yes               No - Not          Yes
Escrow Account - DQ/DN IDCC                                                                         Concentration
LaSalle                                                                                             Account
Account # - 62-9003-40-1

The Delta Queen Steamboat Co                    250,283.93         250,585.86     Yes               No - Not          Yes
Escrow Account - DQ/DN - Seller Proration                                                           Concentration
LaSalle                                                                                             Account
Account # - 62-9003-42-7

The Delta Queen Steamboat Co                 32,038,490.60      31,480,509.70     Yes               No - Not          Yes
LaSalle - Investment Account                                                                        Concentration
03-9042-30-4                                                                                        Account

                               Receipts & Disbursements          Attachment 2-1
                            The Delta Queen Steamboat Co.
R&D - Hibernia                 Case No: 01-10970 (JCA)                UNAUDITED
DQ Controlled Disb                     Hibernia
                               Controlled Disbursements
                                Account # - 542027373
                              1 August 02 - 31 August 02


Opening Balance - 1 August 02
                                         2,550.22

Receipts
                                       139,998.71  From The Delta Queen Steam Boat Co. -
                                                     Hibernia - DQSC Master Cash - Account (812-395-335)



                               -------------------
                                       139,998.71  Total Receipts


Disbursements

                                       (3,393.75)  Crew Maintenance & Medical
                                         (447.97)  FedEx
                                       (6,515.05)  Lay-Up
                                      (23,219.63)  Office - Chicago
                                       (1,668.38)  Office - NOLA
                                       (2,779.72)  Office - Weston
                                      (42,559.89)  Professional Fees - Walsh,Monzack&Monaco
                                       (4,487.21)  SG&A - Finance
                                       (3,633.68)  SG&A - Executive
                                       (2,296.89)  IT Support
                                      (16,388.35)  Taxes & Tax Services
                                      (26,492.99)  Other Vessel Expense - Med Ins Claims
                                       (8,665.42)  Outside Services

                               -------------------
                                     (142,548.93)  TOTAL DISBURSEMENTS


Closing Balance - 31 August 02
                                             0.00

                           Receipts & Disbursements             Attachment 2-2
                        The Delta Queen Steamboat Co.
R&D - Hibernia             Case No: 01-10970 (JCA)                   UNAUDITED
DQ Master Cash                     Hibernia
                                DQ Master Cash
                           Account # - 812-395-335
                          1 August 02 - 31 August 02


Opening Balance - 1 August 02
                                    95,667.64

Receipts


                                 1,700,000.00           From American Classic Voyages Co - Credit Suisse
                                                          Asset Management - Account (247003452)
                                   600,000.00           From Delta Queen Steamboat CO - LaSalle
                                                        Investment Acct (#039042304)




                               --------------
                                 2,300,000.00           Total Receipts

Disbursements
                                 (139,998.71)           To The Delta Queen Steam Boat Co. -
                                                          Hibernia - DQSC Contr. Disb. - Account (542027373)
                                   (1,500.00)           Misc Transfer - reimbursed in AMCV Cruise Ops Master
                                                          Cash (1st Union # 2090002602362)
                                     (366.10)           Hibernia National Bank - Fees
                                 (170,000.00)           To The Delta Queen Steam Boat Co Payroll Acct (812395289) - Hibernia -
                                 (832,099.30)           Professional Fees - Chanin
                                 (450,000.00)           (P&I Escrow) Walsh,Monzack & Monaco Trust Acct
                                 (182,523.43)           Professional Fees - Hahn & Hessen

                               --------------
                               (1,776,487.54)           Total Disbursements (* See Footnote)


Closing Balance - 31 August 02
                                   619,066.63

               *$113.47 Of Disbursements Not Reflected In Disbursements Above
                Due To Being Reimbursed By Buyer Of Assets At Closing.

                            Receipts & Disbursements              Attachment 2-3
                         The Delta Queen Steamboat Co.
R&D - Hibernia              Case No: 01-10970 (JCA)                    UNAUDITED
DQ Payroll                          Hibernia
                                   DQ Payroll
                            Account # - 812-395-289
                           1 August 02 - 31 August 02


Opening Balance - 1 August 02
                                     24,143.85


Receipts
                                     70,000.00           From The Delta Queen Steam Boat Co. -
                                                           Hibernia - DQSC Master Cash - Account (812-395-335)
                                    100,000.00           From The Delta Queen Steam Boat Co. -
                                                           Hibernia - DQSC Master Cash - Account (812-395-335)





                                --------------
                                    170,000.00           Total Receipts


Disbursements


                                  (167,454.40)           Payroll - Wires & Checks


                                --------------
                                  (167,454.40)           Total Disbursements



Closing Balance - 31 August 02
                                     26,689.45

                             Receipts & Disbursements             Attachment 2-4
                          The Delta Queen Steamboat Co.
R&D - BankOne                Case No: 01-10970 (JCA)                   UNAUDITED
DQ Credit Cards                      Bank One

                             Delta Queen Credit Cards
                            Account # - 552-0110062868
                            1 August 02 - 31 August 02

Opening Balance - 1 August 02
                                         0.00


Receipts

                                         0.00




                                       ------
                                         0.00         Total Receipts


Disbursements

                                         0.00



                                         0.00



Closing Balance - 31 August 02
                                         0.00

                            Receipts & Disbursements             Attachment 2-5
                         The Delta Queen Steamboat Co.
R&D - Hibernia              Case No: 01-10970 (JCA)                   UNAUDITED
DQSC Receipts                       Hibernia
                                 DQSC Receipts
                            Account # - 882-390-047
                           1 August 02 - 31 August 02

Opening Balance - 1 August 02
                                  18,846.89


Receipts








                                 ----------
                                       0.00           Total Receipts


Disbursements

                                    (63.85)           Paymentech Chargeback



                                 ----------
                                    (63.85)           Total Disbursements



Closing Balance - 31 August 02

                                  18,783.04

                            Receipts & Disbursements              Attachment 2-6
                         The Delta Queen Steamboat Co.
R&D - LaSalle               Case No: 01-10970 (JCA)                    UNAUDITED
DQSC Escrow                         LaSalle
                                  DQSC Escrow
                            Account # - 62-8930-70-3
                           1 August 02 - 31 August 02

Opening Balance - 1 August 02
                                          80.78


Receipts


                                                         Interest Income



                                        -------
                                           0.00          Total Receipts


Disbursements






                                        -------
                                           0.00          Total Disbursements



Closing Balance - 31 August 02
                                          80.78

                           Receipts & Disbursements              Attachment 2-7
                        The Delta Queen Steamboat Co.
R&D - LaSalle              Case No: 01-10970 (JCA)                    UNAUDITED
DQ-DN IDCC Escrow                  LaSalle
                              DQ-DN IDCC Escrow
                           Account # - 62-9003-40-1
                          1 August 02 - 31 August 02

Opening Balance - 1 August 02
                                 750,851.78


Receipts
                                     905.80           Interest Income





                                -----------
                                     905.80           Total Receipts


Disbursements







                                -----------
                                       0.00           Total Disbursements



Closing Balance - 31 August 02
                                 751,757.58


                                  Receipts & Disbursements       Attachment 2-8
                               The Delta Queen Steamboat Co.
R&D - LaSalle                     Case No: 01-10970 (JCA)             UNAUDITED
DQ-DN Seller Proration Escrow             LaSalle
                               DQ-DN Seller Proration Escrow
                                  Account # - 62-9003-42-7
                                 1 August 02 - 31 August 02

Opening Balance - 1 August 02
                                 250,283.93


Receipts
                                     301.93          Interest Income





                                 ----------
                                     301.93          Total Receipts


Disbursements







                                 ----------
                                       0.00          Total Disbursements



Closing Balance - 31 August 02
                                 250,585.86

                           Receipts & Disbursements              Attachment 2-9
                        The Delta Queen Steamboat Co.
R&D - LaSalle              Case No: 01-10970 (JCA)                    UNAUDITED
Investment               LaSalle - Investment Account

                           Account # - 03-9042-30-4
                          1 August 02 - 31 August 02

Opening Balance - 1 August 02
                                32,038,490.60


Receipts
                                    42,019.10          Interrest Earned





                               -------------
                                    42,019.10          Total Receipts


Disbursements

                                 (600,000.00)          To Delta Queen Steamboat CO Master Cash
                                                       Hibernia # 812-395-335




                               -------------
                                 (600,000.00)          Total Disbursements



Closing Balance - 31 August 02
                                31,480,509.70

AMCV US SET OF BOOKS                                 Date: 17-SEP-02 15:52:43
INCOME STATEMENT - ATTACHMENT 4                      Page:   1
Current Period: AUG-02

currency USD
Company=20 (DELTA QUEEN STEAM CO)

                                       PTD-Actual
                                       31-Aug-02
                                     --------------
Revenue
Gross Revenue                                 0.00
Allowances                                    0.00
                                     --------------
Net Revenue                                   0.00

Operating Expenses
Air                                           0.00
Hotel                                         0.00
Commissions                                   0.00
Onboard Expenses                              0.00
Passenger Expenses                            0.00
Vessel Expenses                               0.00
Layup/Drydock Expense                         0.00
Vessel Insurance                              0.00
                                     --------------
Total Operating Expenses                      0.00

                                     --------------
Gross Profit                                  0.00

SG&A Expenses
Sales & Marketing                             0.00
Start-Up Costs                                0.00
                                     --------------
Total SG&A Expenses                           0.00

                                     --------------
EBITDA                                        0.00

Depreciation                                  0.00

                                     --------------
Operating Income                              0.00

Other Expense/(Income)
Interest Income                               0.00
Equity in Earnings for Sub             (43,226.83)
Reorganization expenses                (21,967.22)
                                     --------------
Total Other Expense/(Income)           (21,259.61)

                                     --------------
Net Pretax Income/(Loss)                 21,259.61

Income Tax Expense                            0.00

                                     --------------
Net Income/(Loss)                        21,259.61
                                     ==============

AMCV US SET OF BOOKS                              Date: 17-SEP-02 16:35:03
BALANCE SHEET - ATTACHMENT 5                      Page:   1
Current Period: AUG-02

currency USD
Company=20 (DELTA QUEEN STEAM CO)

                                              YTD-Actual                YTD-Actual
                                              31-Aug-02                  22-Oct-02
                                         -------------------          ---------------
ASSETS

Cash and Equivalent                           32,112,090.33              2,494,983.63

Restricted Cash                                1,002,343.44                      0.00

Accounts Receivable                              358,822.40                      0.00

Inventories                                            0.00                840,779.06

Prepaid Expenses                                       0.00                 13,147.33

Other Current Assets                                   0.00                      0.00

                                          ------------------          ----------------
Total Current Assets                          33,473,256.17              3,348,910.02


Fixed Assets                                           0.00              8,202,345.75

Accumulated Depreciation                               0.00             (5,195,800.16)

                                          ------------------          ----------------
Net Fixed Assets                                       0.00              3,006,545.59


Net Goodwill                                           0.00                      0.00

Intercompany Due To/From                       8,556,594.62             37,437,552.28

Net Deferred Financing Fees                            0.00                  5,434.15

Net Investment in Subsidiaries               (83,408,681.77)            33,999,708.26

                                          ------------------          ----------------
Total Other Assets                           (74,852,087.15)            71,442,694.69

                                          ------------------          ----------------
Total Assets                                 (41,378,830.98)            77,798,150.30
                                          ==================          ================

AMCV US SET OF BOOKS                                 Date: 17-SEP-02 16:35:03
BALANCE SHEET - ATTACHMENT 5                         Page:   2
Current Period: AUG-02

currency USD
Company=20 (DELTA QUEEN STEAM CO)

                                              YTD-Actual                 YTD-Actual
                                              31-Aug-02                  22-Oct-02
                                          -------------------         ---------------
LIABILITIES

Accounts Payable                                        0.00                     0.00

Accrued Liabilities                               583,305.64                     0.00

Deposits                                                0.00                     0.00

                                          -------------------         ----------------
Total Current Liabilities                         583,305.64                     0.00


Long Term Debt                                          0.00                     0.00

Other Long Term Liabilities                     9,993,779.93             9,993,779.93

                                          -------------------         ----------------
Total Liabilities                              10,577,085.57             9,993,779.93


Liabilities Subject to Compromise                 577,835.68               577,835.68


OWNER'S EQUITY

Common Stock                                        1,000.00                 1,000.00

Add'l Paid In Capital                          33,564,332.71            33,564,332.71

Current Net Income (Loss)                    (118,889,280.42)           (2,866,520.92)

Retained Earnings                              32,790,195.48            36,527,722.90

                                          -------------------         ----------------
Total Owner's Equity                          (52,533,752.23)           67,226,534.69

                                          -------------------         ----------------
Total Liabilities & Equity                    (41,378,830.98)           77,798,150.30
                                          ===================         ================

                                                            BEGINNING                                                 ENDING
AFFILIATE NAME                           CASE NUMBER         BALANCE             DEBITS           CREDITS            BALANCE

American Classic Voyages Co.             01-10954         (6,204,670.44)               -                 -        (6,204,670.44)
AMCV Cruise Operations, Inc.             01-10967        101,003,199.41      22,891,266.04     23,599,891.59     100,294,573.86
Great AQ Steamboat, L.L.C.               01-10960        (38,908,352.62)            618.84               -       (38,907,733.78)
Great Pacific NW Cruise Line, L.L.C.     01-10977         (8,411,645.08)               -                 -        (8,411,645.08)
Great River Cruise Line, L.L.C.          01-10963        (10,534,299.21)               -              200.00     (10,534,499.21)
Great Ocean Cruise Line, L.L.C.          01-10959        (17,667,595.20)         22,434.20          1,331.09     (17,646,492.09)
Cruise America Travel, Incorporated      01-10966            256,503.82                -                 -           256,503.82
Delta Queen Coastal Voyages, L.L.C.      01-10964           (911,198.96)               -                 -          (911,198.96)
Cape Cod Light, L.L.C.                   01-10962         (1,404,059.37)               -                 -        (1,404,059.37)
Cape May Light, L.L.C.                   01-10961         (8,431,118.53)               -                 -        (8,431,118.53)
Project America, Inc.                    N/A              (2,934,348.03)               -                 -        (2,934,348.03)
Oceanic Ship Co.                         N/A                (136,810.43)               -                 -          (136,810.43)
Project America Ship I, Inc.             N/A                 255,723.41                -                 -           255,723.41
Project America Ship II, Inc.            N/A                (142,646.25)               -                 -          (142,646.25)
Ocean Development Co.                    01-10972          2,214,633.49                -                 -         2,214,633.49
Great Hawaiian Cruise Line, Inc.         01-10975             (7,057.02)               -                 -            (7,057.02)
Great Hawaiian Properties Corporation    01-10971          1,247,073.77                -                 -         1,247,073.77
American Hawaii Properties Corporation   01-10976             43,550.29                -                 -            43,550.29
Great Independence Ship Co.              01-10969            (83,084.83)               -                 -           (83,084.83)
CAT II, Inc.                             01-10968               (100.00)               -                 -              (100.00)
                                                        ------------------------------------------------------------------------
                                                           9,243,698.22      22,914,319.08     23,601,422.68       8,556,594.62
                                                        ========================================================================

THE DELTA QUEEN STEAMBOAT COMPANY                   CASE #:     01-10970 (JCA)


ACCOUNTS RECEIVABLE RECONCILIATION AND AGING



DETAIL:                                       0-30 DAYS          31-60 DAYS       61-90 DAYS        91+ DAYS          TOTAL
Paymentech Credit Card Processor                                                                                           0.00
American Express Credit Card Processor                                                                                     0.00
Discover Credit Card Processor                                                                                             0.00
Diners Credit Card Processor                                                                                               0.00
Travel Agents                                                                                                              0.00
Delaware North Companies                             0.00               0.00        102,860.64       255,961.76      358,822.40

                                            --------------    ---------------   ---------------  ---------------  --------------
Total                                                0.00               0.00        102,860.64       255,961.76      358,822.40
                                            ==============    ===============   ===============  ===============  ==============






                                                                 ATTACHMENT # 7

                        The Delta Queen Steamboat Company
                                 01-10970 (JCA)




                             Accounts Payable Detail
                              As of August 31, 2002







                                  Attachment 8


                                 Not Applicable

DEBTOR:  THE DELTA QUEEN STEAMBOAT COMPANY          CASE NUMBER:  01-10970 (JCA)

                      PRELIMINARY MONTHLY OPERATING REPORT
                              AS OF AUGUST 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                    NOTES TO AUGUST MONTHLY OPERATING REPORT


The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. Accounts receivable represent monies due from the Purchaser. During September, final agreement was reached with regards to the calculation of all closing adjustment.

2. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax basis of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.